UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 23, 2013

SELECT INCOME REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-35442	45-4071747
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 796-8303

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Amended and Restated Business Management Agreement

As previously reported, on September 20, 2013, Select Income REIT, or the Company, and Reit Management & Research LLC, or Reit Management, agreed to restructure the base business management and incentive fees payable to Reit Management under the amended and restated business management agreement, dated as of December 12, 2012, between the Company and Reit Management, or the preexisting business management agreement.  On December 23, 2013, the Company and Reit Management entered into an amended and restated business management agreement, or the amended business management agreement, which amended and restated the preexisting business management agreement.  The amendments contained in the amended business management agreement will be effective with respect to services performed on and after January 1, 2014 and to fees due with respect to such services, and the terms and conditions of the preexisting management agreement continue in effect with respect to services performed prior to January 1, 2014 and to fees due with respect to such services.

The term of the amended business management agreement continues until December 31, 2014.  Thereafter, the amended business management agreement automatically renews for successive one year terms annually unless notice of non-renewal is given by the Company or Reit Management before the end of an applicable term.  In addition, either the Company or Reit Management may terminate the business management agreement upon 60 days’ prior written notice for any reason.

The following is a summary of certain of the amendments to the preexisting business management agreement contained in the amended business management agreement:

Management Fees

The amended business management agreement revises the calculation of the annual base business management fee, or the base management fee, and the annual incentive business management fee, or the incentive management fee, payable by the Company to Reit Management.

Under the terms of the amended business management agreement, the amount of the base management fee to be paid to Reit Management by the Company for each applicable period will be equal to the lesser of:

(i)                                     the sum of (a) 0.5% of the average historical cost (before reserves for depreciation, amortization, impairment charges or bad debts or other similar noncash reserves), as further described in the amended business management agreement, of the Company’s real estate assets acquired from a real estate investment trust to which Reit Management provided business management or property management services, or the Transferred Assets, immediately prior to the contribution, sale or other transfer of such property to the Company, or the Average Invested Capital of the Transferred Assets, plus (b) 0.7% of the average historical cost (before reserves for depreciation, amortization, impairment charges or bad debts or other similar noncash reserves), as further described in the amended business management agreement, of the Company’s real estate investments excluding the Transferred Assets, or the Average Invested Capital, up to $250,000,000, plus (c) 0.5% of the Average Invested Capital exceeding $250,000,000; and

(ii)                                  the sum of (a) 0.7% of the average closing price per common share of the Company, or a Common Share, on the New York Stock Exchange, or the NYSE, during such period, multiplied by the average number of Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company’s preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company’s consolidated indebtedness during such period, or the Average Market Capitalization, up to $250,000,000, plus (b) 0.5% of the Average Market Capitalization exceeding $250,000,000.

The base management fee will be paid monthly to Reit Management 90% in cash and 10% in Common Shares.  The number of Common Shares to be issued in payment of the base management fee for each month will be equal to the value of 10% of the total base management fee for that month divided by the average daily closing price of the Common Shares during that month.  Such Common Shares will be fully vested upon issuance.

The incentive management fee which may be earned by Reit Management for an annual period will be an amount, not in excess of the Cap (as defined below), equal to 12% of the product of (a) the Equity Market Capitalization (as defined below) and (b) the amount (expressed as a percentage) by which the Total Return Per Share (as defined below) during the relevant Measurement Period (as defined below) exceeds the Benchmark Return Per Share (as defined below) or the Adjusted Benchmark Return Per Share (as defined below), if applicable, for the relevant Measurement Period, as reduced by the Low Return Factor (as defined below), if applicable, in the case of the Adjusted Benchmark Return Per Share.  For purposes of the incentive management fee:

“Benchmark Return Per Share” means the cumulative percentage total shareholder return of the SNL Index (as defined below) for the relevant Measurement Period, but not less than zero, provided if the Total Return Per Share is in excess of 12% per year in any Measurement Period, the Benchmark Return Per Share for such Measurement Period will be the lesser of the total shareholder return of the SNL Index for such Measurement Period and 12% per year, or the Adjusted Benchmark Return Per Share, all determined on a cumulative basis after the initial Measurement Period (i.e., 12% per year multiplied by the number of years in such Measurement Period and the cumulative SNL Index);

“Cap” means an amount equal to the value of the number of Common Shares which would, after issuance, represent 1.5% of the Common Shares then outstanding multiplied by the Final Share Price (as defined below) for the Measurement Period in respect of which the Common Shares are to be issued in payment of the incentive management fee;

“Equity Market Capitalization” means the total number of Common Shares outstanding on the last trading day of the year immediately prior to the first year of any Measurement Period multiplied by the Initial Share Price (as defined below) for such Measurement Period;

“Final Share Price” means, with respect to any Measurement Period, the average closing price of the Common Shares on the NYSE on the ten consecutive trading days having the highest average closing prices during the final 30 trading days in the last year of the Measurement Period;

“Initial Share Price” means the closing price of the Common Shares on the NYSE on the last trading day of the year immediately prior to the first year of any Measurement Period, except that, with respect to calculation of the incentive management fee in the years ending December 31, 2014 and December 31, 2015, the Initial Share Price means the closing price of the Common Shares on the NYSE on the last trading day of the year ending December 31, 2013;

“Low Return Factor” means, where the incentive management fee is determined based upon the amount (expressed as a percentage) by which the Total Return Per Share is in excess of the Adjusted Benchmark Return Per Share, a reduction in the incentive management fee if the Total Return Per Share is between 200 basis points and 500 basis points below the SNL Index in any year; if the Total Return Per Share is 500 basis points below the SNL Index in any year, the incentive management fee will be reduced to zero, and if the Total Return Per Share is below the SNL Index by more than 200 basis points, but no more than 500 basis points, in any year, the incentive management fee will be reduced by a percentage determined by linear interpolation between 200 and 500, determined on a cumulative basis after the first Measurement Period (i.e., between 200 basis points and 500 basis points per year multiplied by the number of years in such Measurement Period and below the cumulative SNL Index);

“Measurement Period” means, initially, the year ending December 31, 2014; for the year beginning January 1, 2015, the consecutive two year period including the then current year and the immediately prior year; and for the year beginning January 1, 2016, and thereafter, a consecutive three year period including the then current year and the immediately prior two years;

“SNL Index” means the SNL US REIT Equity Index as published from time to time (or a successor index including a comparable universe of United States publicly traded real estate investment trusts); and

“Total Return Per Share” of the holders of Common Shares will be determined annually as of the last day of the year and means a percentage determined by subtracting the Initial Share Price for the relevant Measurement Period from the sum of the Final Share Price for such Measurement Period, plus the aggregate amount of dividends declared in respect of a Common Share during such Measurement Period, and dividing the result by such Initial Share Price.

The incentive management fee is payable in Common Shares.  The number of Common Shares to be issued will equal the value of the applicable incentive management fee divided by the Final Share Price.  One third of the Common Shares issued in payment of an incentive management fee will be vested on the date of issuance, and the remaining two thirds will vest in two equal annual installments.

If additional Common Shares are issued during a Measurement Period, the computation of the incentive fee (as well as the determinations of Total Return Per Share, Equity Market Capitalization and Initial Share Price) will give effect to such issuances.

If the Company’s financial statements are restated due to material non-compliance with any financial reporting requirements under the securities laws as a result of Reit Management’s bad faith, willful or wanton misconduct or gross negligence, for one or more periods in respect of which Reit Management received an incentive management fee, the incentive management fee payable with respect to periods for which there has been a restatement shall be recalculated by, and approved by a majority vote of, the Company’s Independent Trustees in light of such restatement, and Reit Management, at its election, will be required either to return to the Company any Common Shares in excess of those that it would have received based upon the incentive management fee as recalculated or to reimburse the Company in cash for the value of such Common Shares.

In general, the base management fee and incentive management fee will be pro rated as provided in the amended business management agreement in the event of a termination of the amended business management agreement.  Upon any termination of the amended business management agreement, all Common Shares previously issued in payment of incentive management fees shall be fully vested as of the date of termination, unless the termination was by the Company and was due to Reit Management having acted in bad faith, having engaged in willful or wanton misconduct or being grossly negligent, in which case unvested Common Shares issued in payment of incentive management fees are required to be forfeited, and no incentive management fee will be due in the year of termination.

If the issuance of Common Shares in payment of a portion of the base management fee or incentive management fee would be limited by applicable law and regulations, such portion of the applicable fee to be paid in Common Shares which may not be paid by issuance of Common Shares is instead required to be paid in cash.

Reit Management and certain eligible transferees of Common Shares issued in payment of the base management fee or incentive management fee are entitled to demand registration rights, exercisable not more frequently than twice per year, and to “piggy-back” registration rights relating to Common Shares issued in payment of the base management fee or incentive management fee, at the expense of Reit Management or the applicable eligible transferee.  In connection with any such registration of such Common Shares for resale, the Company and applicable selling shareholders agree pursuant to the amended business management agreement to indemnify each other (and their officers, trustees, directors and controlling persons) against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

Other Changes

The preexisting business management agreement provided in general that, if the Company determines to offer for sale or other disposition arrangement any real property that, at such time, is of a type within a principal investment focus of another real estate investment trust to which Reit Management at such time provides business management or property management services, that other real estate investment trust would have certain rights of first offer to acquire such property.  That right of first offer has been removed in the amended business management agreement.  In the amended business management agreement, the Company acknowledges that Reit Management may engage in other activities or businesses and act as the manager to any other person or entity (including other real estate investment trusts) even though such person or entity has investment policies and objectives similar to those of the Company and that the Company is not entitled to preferential treatment in receiving information, recommendations and other services from Reit Management.

The terms of the amended business management agreement described above were reviewed, approved and adopted by the Company’s Compensation Committee, which is comprised solely of Independent Trustees.  In addition, as part of its review of the amended business management agreement, the Compensation Committee received advice from an independent compensation consultant.  The foregoing description of the amended business management agreement is not complete and is subject to and qualified in its entirety by reference to the amended business management agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

One of the Company’s Managing Trustees, Mr. Barry Portnoy, is chairman, majority owner and an employee of Reit Management. The Company’s other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy and an owner, president, chief executive officer and a director of Reit Management. Each of the Company’s executive officers is also an officer of Reit Management. The Company’s Independent Trustees also serve as independent directors or independent trustees of other public companies to which Reit Management provides management services. Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of Reit Management serve as officers of those companies.

For further information about the Company’s relationships and transactions with Reit Management, including the preexisting business management agreement, and the other entities to which Reit Management provides management services and other related person transactions, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, or the Annual Report, the Company’s definitive Proxy Statement for the Annual Meeting of Shareholders held on May 13, 2013, or the Proxy Statement, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013, or the Quarterly Report, and the Company’s other filings with the Securities and Exchange Commission, or the SEC, including Note 9 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding the Company’s Trustees and executive officers in the Proxy Statement, Note 8 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise from these transactions and relationships. The Company’s filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of the Company’s agreements with these related parties are publicly available as exhibits to the Company’s public filings with the SEC and accessible at the SEC’s website.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1                        Amended and Restated Business Management Agreement, dated as of December 23, 2013, between Select Income REIT and Reit Management & Research LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT INCOME REIT

	By:	/s/ John C. Popeo
	Name:	John C. Popeo
	Title:	Treasurer and Chief Financial Officer

Date: December 26, 2013

EXHIBIT INDEX

Exhibit	Description
10.1	Amended and Restated Business Management Agreement, dated as of December 23, 2013, between Select Income REIT and Reit Management & Research LLC.